RYDEX VARIABLE TRUST

ALTERNATIVE STRATEGIES ALLOCATION FUND

Supplement dated May 14, 2012

to each currently effective Statutory and Summary Prospectus for the Fund listed above

This supplement provides new and additional information beyond that contained in the currently effective Statutory and Summary Prospectuses for the Alternative Strategies Allocation Fund (the “Fund”) and should be read in conjunction with those Prospectuses.

At a meeting held on November 21, 2011, the Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Trust’s Alternative Strategies Fund with and into the Multi-Hedge Strategies Fund, each a separate series of the Trust. The Agreement provides for: (a) the transfer of the assets and stated liabilities of each share class of the Alternative Strategies Allocation Fund in exchange for the corresponding share class of the Multi-Hedge Strategies Fund, and (b) the distribution of the appropriate share class of the Multi-Hedge Strategies Fund pro rata by the Alternative Strategies Allocation Fund to its shareholders, in complete liquidation of the Alternative Strategies Allocation Fund (the “Reorganization”).

The decision of the Board to reorganize the Alternative Strategies Allocation Fund is subject to shareholder approval, and the proposed Agreement will be submitted to shareholders for their approval at a Special Meeting of Shareholders, which has been called to occur at the offices of Security Investors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland on June 29, 2012, or such other time and date as deemed appropriate by the officers of the Trust (the “Special Meeting”). The Reorganization is expected to be a tax-free transaction. Security Investors, LLC, the investment adviser to both the Alternative Strategies Allocation Fund and Multi-Hedge Strategies Fund, has agreed to pay the expenses (except for brokerage charges incurred by the Alternative Strategies Allocation Fund prior to the Reorganization) directly related to the proposed Reorganization.

A Combined Prospectus and Proxy Statement that contains more information about the Reorganization and the Multi-Hedge Strategies Fund will be mailed to Alternative Strategies Allocation Fund shareholders of record as of May 2, 2012 in advance of the Special Meeting. If the Reorganization is approved by shareholders, it is expected that the Reorganization will occur on or after July 13, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.